ODYSSEY
MARINE EXPLORATION

ODYSSEY EXPLORER

ODYSSEY

Follow-On Offering Roadshow Presentation June 2011 Exhibit 99.2

Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling (813) 876-1776.

Safe Harbor Statement
Forward Looking Statements
Odyssey Marine Exploration believes the information set forth in this presentation may include "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Act of 1934. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements including those made in this presentation. Certain factors that could cause results to differ materially from those projected in the forward-looking statements are set forth in "Risk Factors" in the Part I, Item 1A of the Company's Annual Report on Form 10-K for the
year ended December 31, 2010, which was filed with the Securities and Exchange Commission on February 28, 2011. All forward-
looking statements are based on information available to management on this date, and Odyssey Marine Exploration, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Industry Information
Information regarding market and industry statistics contained in this presentation is based on information available to us that we believe is accurate. It is generally based on management estimates and publications that are not produced for investment or economic analysis.
The financial and operating projections are based solely on the assumptions developed by Odyssey that it believes are reasonable.
The financial and operating projections are based upon information available to Odyssey as of the date of the presentation, are subject to material uncertainties, and should not be viewed as a prediction or an assurance of actual future performance.  The validity and accuracy of Odyssey’s projections will depend upon unpredictable future events, many of which are beyond Odyssey’s control and, accordingly, no assurance can be given that Odyssey’s assumptions will prove true, that its projected results will be achieved, or that variations between the projections and actual future results will not be material.
Additionally, the information contained in the presentation was prepared to assist interested parties in making their own evaluation of
Odyssey and does not purport to contain all the information that a prospective investor may desire. The information in the presentation is for background purposes only and is subject to change.  In all cases, interested parties should conduct their own investigation, analysis and evaluation of Odyssey and the information set forth in the presentation.
Notice of Prospectus
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC website at
www.sec.gov.

Offering Summary
Issuer: Odyssey Marine Exploration (NASDAQ: OMEX)
Offering: Underwritten Follow-On Offering
Offering Size: 4.0 Million Shares
Over-Allotment: 15%
Use of Proceeds: - Search & Recovery Projects
- Working Capital and General Corporate Purposes
Bookrunner: Craig-Hallum Capital Group
Co-Manager: B. Riley & Co.
Expected Pricing: June 15 , 2011
Management: Greg Stemm – Chief Executive Officer
Mark Gordon – President & Chief Operating Officer
Mike Holmes – Chief Financial Officer

th

Investment Highlights

•
Strongest backlog of advanced-stage shipwreck
projects in company history
– 5 potential recoveries in next 12-18 months
•
Raising capital primarily to:
– Accelerate operations on several shipwreck search
and recovery projects
– To take advantage of opportunities in deep ocean
mining
•
Enable monetization of deep ocean assets –
shipwrecks and minerals:
– Targeting approximately 100 high value shipwrecks
with total cargo value estimated in billions of dollars
– Leading position in emerging field of deep ocean
mineral exploration and mining
•
Monetization of recovered assets over multi-year
period will generate significant recurring revenue
•
Building partnership model with nations

Shipwreck Industry
•
Large, underserved markets
•
UNESCO estimates over 3 million shipwrecks in
the world
– OMEX proprietary database contains over 6,000
targets
– Includes a minimum of 100 potential high-value
targets (each >$50MM retail)
– Potential value in the billions of dollars
•
Recovered shipwreck cargo monetized in
various markets
– Collectors
o
$10 billion annual US retail coin collectors market
o
Sold at a premium (20-300 times commodity value)
with longer sales period
– Commodities markets
o
Sold at commodities pricing very quickly
•
Nations seeking to collect and manage heritage

ODYSSEY
MARINE EXPLORATION
www.shipwreck.net

www.shipwreck.net

ODYSSEY
MARINE EXPLORATION

A World Leader: Deep-Ocean Shipwreck Exploration
•
Over $100MM invested in technology,
infrastructure and operations
•
17 years of experience
•
Advanced technological capabilities
•
World-class archaeological expertise and
experience
•
Knowledgeable and skilled marine
operations team
•
Legal and contractual rights to key
shipwrecks
•
Expansive proprietary research
•
Extensive legal and diplomatic
experience
•
Growing number of government
partnerships

Odyssey Disclosed Shipwreck Projects
•
8 announced advanced stage shipwreck projects

Project Stage OMEX Ownership Next Steps Comments
SS Republic
Recovered: 100% • •
- 51,000+ Coins
- 14,000+ Artifacts
"Black Swan
"
Recovered: Pending • Pending outcome of legal • Oral arguments held on 5/23/11
~ 594,000 coins proceedings • Coins held in OMEX custody
  weighing ~17 tons
HMS Sussex
Verification 80% up to $45M • On hold pending Black Swan • Believed to have found the site but
50% btw. $45M - $500M legal proceedings operations to verify wreck on hold
40% above $500M • Research suggests large cargo of gold
or silver specie
HMS Victory
Recovery OMEX proposal • Reach agreement with UK • Received 80% salvage award on submitted to UK Govt. government recovered cannon in 2009
• Potential to begin archaeological • Research suggests over 3 tons of gold excavation in 2H 2011 coins
SS Gairsoppa
Search process 80% • Begin search in 2H 2011 • Research indicates large cargo of
• Potential recovery in 2H 2011-12 silver bullion (commodity sale)
"Enigma" Verification 50% or more • Verification of wreck & cargo • High value cargo reported aboard
• Potential recovery in 2H 2011
"Shantaram" Verification 50% or more • Verification of wreck & cargo • High value cargo reported aboard
• Potential recovery in 2H 2011
"Firebrand" Search process 50% or more • Continue search operations • High value cargo reported aboard
Continue to monetize coins
through established distribution
channels on 4 continents
Sold approximately 50% of coins for an
aggregate value of ~$42M

Shipwreck Projects – Estimated Timeline

•
8 announced advanced stage shipwreck projects
Project
SS Republic
"Black Swan"
HMS Sussex
HMS Victory
SS Gairsoppa
"Enigma"
"Shantaram"
"Firebrand"
2011 2012
Monetization
Search Operations
Potential Monetization
Potential Monetization
On Hold - Pending Outcome of "Black Swan" Legal Proceedings
Cargo Recovered - Monetization Pending Outcome of Legal Proceedings
Potential Recovery Potential Monetization
Search Operations Recovery Planning Potential Recovery
Verification Potential Recovery
Verification
Potential Recovery
Finalize UK Agmt.

Ocean Floor Mining Opportunity
•
Market Characteristics
– Discovery of new land-based deposits shrinking and cost of land-based exploration increasing
– Ocean floor mineral deposits are concentrated and untapped
o
High concentrations of gold, copper, zinc and silver
o
Capital expenses can be spread across many deposits
o
Smaller impact on the environment
o
Lower costs of recovery and transport
– Similar opportunity as deep ocean oil drilling in 1940’s
•
Economics:
– Projected recoverable ore: 1 – 100 million tons/mineral deposit
– Potential metal values range from $500 – $1,200/ton and more
– Expected cost to recover & process less than $150-$200/ton
– Hedged raw commodities – gold & copper

PACIFIC
OCEAN
PAPUA NEW GUINEA
BISMARCK SEA
SOLOMON ISLANDS
SOLOMON SEA
CORAL SEA
VANUATU
NEW CALEDONIA
Noumea
FIJI
SAMOA
TONGA
AUSTRALIA
Dorado Ocean Resources Ltd
PROJECT LOCATIONS
South West Pacific
0 500 1000km
Granted Tenement
Application

www.shipwreck.net

ODYSSEY MARINE EXPLORATION

Neptune Minerals, Inc.
• Odyssey is the largest shareholder of Neptune Minerals, Inc. (private company)
• Neptune seeks to commercialize mineral deposits from the ocean floor
• Recently merged with Dorado bringing two of the largest players in the space together
• Neptune holds the second largest tenement position in the Southwest Pacific “Ring of Fire” area – nearly 150,000 km² and also holds valuable tenements off New Zealand and Japan
• Odyssey is generating profitable revenue by providing marine exploration services to
Neptune under a charter agreement, the potential exists to offer these services to other players in this emerging market

• Joined Odyssey in 2004, became CFO in 2005
• 25+ years experience in senior financial management including Anheuser-Busch Companies, Inc., SeaWorld Orlando and Busch Gardens
• Joined Odyssey in 2005, served as Executive Vice President of Business Development, promoted to President and Chief Operating Officer in 2007
• 20+ years owning and/or managing entrepreneurial ventures including founding Synergy Networks
• Co-founded Odyssey in 1994
• 25+ years shipwreck exploration operations including deep-ocean search and robotic archaeological excavation
Executive Management
• Has served as Secretary since 1997
• 20+ years experience in shipwreck exploration operations and administration
• Joined Odyssey in 1998, became Director of Communications and Marketing in 2003, appointed Vice President in 2007
• 25+ years experience including promotion and marketing for several major television networks
• Joined Odyssey in in 2006, became General Counsel in 2007, appointed Vice President in 2008
• 20+ years practicing law as a litigation consultant, providing counsel to attorneys in all areas of law
•
Joined Odyssey in 2003 as Director of Operations
•
40+ years marine engineering experience, including Project Manager for the first and second phase of Space Shuttle Challenger recovery
• Joined Odyssey in 2004 as Senior Project Manager
•
35+ years of ocean exploration experience, including Scientific Engineer on Jacques Cousteau’s Calypso and led Dr. Ballard’s Titanic expedition
• Joined Odyssey in 2007 as Director of International Business Development
• 25+ years with the U.S. Navy as Liaison and Consul to Gibraltar, as well as various operational and leadership positions in international Navy

Mike Holmes | CFO – 25+ years experience
Melinda MacConnel | Vice President and General Counsel – 20+ years experience
Laura Barton | Vice President and Director of Communications and Marketing – 25+ years experience
David Morris | Secretary – 20+ years experience
Roy Truman | Director of Marine Operations – 40+ years experience
Tom Dettweiler | Senior Project Manager – 35+ years experience
Aladar Nesser | Director of Government Relations – 25+ years experience
Greg Stemm | CEO – 25+ years experience
Mark Gordon | President and COO – 20+ years experience

Project Financing
•
Shipwreck Project Syndication (Robert Fraser & Partners)
– Intellectual property purchased (research)
– Paid contract services (search, recovery, conservation, sales)
– Above recorded as revenue
– Odyssey retains 50% + of the back-end
net revenue
•
Project Rights Agreements (Galt)
– Upfront cash to OMEX for right to participate
in a project’s net proceeds
– Not recorded as revenue
– No restriction on use of funds
– A less dilutive method of project financing for projects with potential income over $75 million

Revenue Sources – Developing Recurring Revenue Model
Shipwrecks
Current Year 1 - 5 Years
5+ Years
Mining
Contracted
Projects
Revenue from Operations – Cash Flow
Revenue from Operations – Cash Flow
Revenue from Operations – Cash Flow
Revenue from Cargo Sales
Revenue from Mining
(Gold / Silver / Copper / Zinc)

Financial Data

(1)
(2)
(1)
Operations Data 2009 2010 Q1 '11
Revenue ($ in Millions) 4.3 $                     21.0 $                   2.1 $
Adj. EBITDA (14.1) $                 (12.1) $                 (2.8) $
(1) Odyssey has an NOL of $110MM
(2) See Exhibit A
Balance Sheet Data 3/31/11 ProForma
Cash ($ in Millions) 6.1 $                     21.4 $
Mortgage & Loans Payable 7.9 $                     7.9 $
Preferred Stock - Series G 4.4 $                     4.4 $
Shares Outstanding (MM) 67.2 71.2
(1)

•
Potential positive “Black Swan”
ruling
–
“Aqua Log”
decision subsequent to district court ruling sets favorable
precedent and requires possession for sovereign immunity
– WikiLeaks documentation of U.S. Government’s attempted interference in the case
•
Potential for identification, recovery  and/or monetization of one or more projects:
–
HMS Victory
– Two advance-stage Robert  Fraser projects in verification phase,  both of which exhibit evidence that corresponds with the target shipwrecks
–
SS Gairsoppa
operations planned for this season (contract with UK already in place for 80% salvage award)
– Multiple other undisclosed projects
•
Positive assay, verification mining and core drilling results from mining exploration
•
Additional government partnerships to conduct operations in territorial waters and/or on sovereign shipwrecks
Potential Events in 2011

Investment Highlights

•
Strongest backlog of advanced-stage shipwreck
projects in company history
– 5 potential recoveries in next 12-18 months
•
Raising capital primarily to:
– Accelerate operations on several shipwreck search
and recovery projects
– To take advantage of opportunities in deep ocean
mining
•
Enable monetization of deep ocean assets –
shipwrecks and minerals:
– Targeting approximately 100 high value shipwrecks
with total cargo value estimated in billions of dollars
– Leading position in emerging field of deep ocean
mineral exploration and mining
•
Monetization of recovered assets over multi-year
period will generate significant recurring revenue
•
Building partnership model with nations

Exhibit A

Non-GAAP Financial Measures
Odyssey uses adjusted EBITDA as a measure of performance to demonstrate earnings exclusive of interest and certain non-cash events. Odyssey, in its daily management of its business affairs and analysis of its monthly, quarterly and annual performance, makes its decisions based on cash flows, not on the depreciation of assets obtained through historical activities. Odyssey, in managing its current and future affairs, cannot affect the depreciation and amortization of its assets to any material degree, and therefore uses adjusted EBITDA as its primary management guide. Since an outside investor may base its evaluation of Odyssey’s performance based on Odyssey’s net income or loss not its cash flows, there is a limitation to the adjusted EBITDA measurement. Adjusted EBITDA is not, and should not be considered, an alternative to net income or loss, loss from operations, or any other measure for determining operating performance of liquidity, as determined under accounting principles generally accepted in the United States (GAAP).
Adjusted EBITDA is a supplemental non-GAAP financial measure. The most directly comparable GAAP measure to adjusted EBITDA in Odyssey’s case is net income (loss). Adjusted EBITDA is equal to net income (loss) excluding: (a) total other income (expense); (b) depreciation and amortization; (c)
stock-based compensation; and (d) income taxes.
Three Months
Ended
(amounts in thousands) March 31, December 31, December 31,
2011 2010 2009
(unaudited)
EBITDA Reconciliation:
Net Loss on a GAAP Basis: (5,174) $           (23,343) $         (18,628) $
Adjustments:
Interest income (0)                      (4)                      (38)
Interest expense 98                     516                   334
Change in derivative liabilities fair value 1,289                3,638                -
Loss on debt extinguishment -                        383                   -
Income (loss) from unconsolidated entity -                        2,447                53
Other income 5                       (45)                    (75)
Depreciation and amortization 528                   2,162                2,276
Stock-Based Compensation 449                   2,137                2,027
Income Taxes -                        -                        -
Adjusted EBITDA (2,806) $           (12,108) $         (14,051) $
Year Ended